                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K/A
                                 (Amendment No. 2)

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                October 31, 2008

                         CHINA ORGANIC AGRICULTURE, INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                     FLORIDA
                 (State or Other Jurisdiction of Incorporation)

            000-52430                                     20-3505071
    (Commission File Number)                (IRS Employer Identification No.)

                  Dalian City, Zhongshan District, Youhao Road
                       Manhattan Building #1, Suite 1511,
                   Dalian City, Liaoning Province, P.R. China
               (Address of Principal Executive Offices) (Zip Code)

                                  (707) 709-2321
              (Registrant's Telephone Number, Including Area Code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_|   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)
|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)
|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment amends Item 9.01 and Exhibits 99.2 and 99.3 in response to comments received from the staff of the Securities and Exchange Commission. The information in the pro forma financial information (Exhibit 99.3) is presented only for Dalian Huiming Industry, Ltd., the operating entity, on a consolidated basis. Information concerning Princeton HK, which was formed by the former owner of Dalian Huiming Industry, Ltd. only for the purpose of effecting the sale of Dalian Huiming Industry, Ltd. to China Organic Agriculture, Inc., and was eliminated in the consolidation, has been disregarded.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited Financial Statements of Dalian Huiming Industry (“Dalian”)as at and for the years ended December 31, 2007 and December 31, 2006, and accompanying notes are included as Exhibit 99.1 to this Current Report on Form 8-K/A.

The unaudited Financial Statements of Dalian as at and for the nine months ended September 30, 2008 and September 30, 2007, and accompanying notes are included as Exhibit 99.2 to this Current Report on Form 8-K/A.

(b) Unaudited Pro Forma Financial Information -- Unaudited Pro Forma Condensed Consolidating Statement of Income for the nine-month period ended September 30, 2008 and notes thereto.

The unaudited pro forma consolidated financial statements are provided for informational purposes only and are not necessarily indicative of the results that actually would have occurred had the acquisition been in effect for the period presented.

(d) Exhibits

Exhibit No. Description

99.1        Audited Financial Statements of Dalian Huiming Industry Ltd. as at and for the
            years ended December 31, 2007 and December 31, 2006, and related notes

99.2        Unaudited Financial Statements of Dalian Huiming Industry Ltd. as of and for the
            nine-month periods ended September 30, 2008 and September 30,
            2007, and notes thereto

99.3        Unaudited Pro Forma Condensed Consolidating Financial Information
            and notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Organic Agriculture, Inc.

Date: February 23, 2010	By:	/s/ Jinsong Li
Jinsong Li Chief Executive Officer